UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED

HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Riverside Avenue

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5     Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 11, 2018, Alan B. Offenberg notified Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (NYSE: CODI) (together with the Company, “CODI”), as well as Compass Group Management LLC (“CGM”) of his intention to retire from his position as Chief Executive Officer and a director of the Company following his 20-year tenure with CODI and CGM, effective May 2, 2018. Mr. Offenberg’s decision to retire is solely for personal reasons and did not involve any disagreement between himself and the Company, the Company’s management, or the Board of Directors of Company (the “Board”).

Effective May 3, 2018, in order to fill the vacancies created by Mr. Offenberg’s retirement, CGM intends to appoint Elias J. Sabo as the Chief Executive Officer of the Company and Sostratus LLC, as the holder of 100% of the Company’s allocation interests, intends to appoint Mr. Sabo as the allocation member’s appointee to the Board. The Board has accepted both nominations. Mr. Sabo will serve as Chief Executive Officer and director of the Company until his earlier death, resignation, or removal. Mr. Sabo, 47, joined CGM in 1998 as one of the founding partners. For the past 20 years, he has been a member of the Investment Committee and, alongside Mr. Offenberg, has played a central role in directing CODI’s strategy. Mr. Sabo also currently serves as a director for a number of CODI’s current subsidiaries, including 5.11 Tactical, Advanced Circuits, Arnold Magnetic Technologies, and Fresh Hemp Foods, Ltd. (doing business as Manitoba Harvest). He previously served as the Chairman of Fox Factory Holding Corp. (NASDAQ: FOXF), a former CODI subsidiary. Prior to joining CGM, Mr. Sabo held positions with CIBC Oppenheimer and Colony Capital.

Mr. Sabo is, and has been, a partner of CGM, the Company’s manager, and is the holder of allocation interests in the Company through Sostratus LLC. With respect to the disclosure related to these relationships required by 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Regulation S-K”), the section of the Company’s 2017 Proxy Statement, entitled “Certain Relationships and Related Party Transactions” as it pertains to CGM and Sostratus is incorporated by reference herein. Mr. Sabo does not have any family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K.

Section 8     Other Events

Item 8.01	Other Events

On January 16, 2018, the Company issued a press release announcing Mr. Offenberg’s retirement and the appointment of Mr. Sabo as his successor. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 9     Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated January 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer